UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2012

Date of reporting period:	December 1, 2011 — May 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Semiannual report
5|31|12

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The prices of stocks may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide continue to be buffeted by headwinds out of Europe and evidence of a slowing global economy. The coming election in the United States has added to uncertainty around important economic issues at the federal and state levels. It is prudent to expect this volatility to stay with us as policymakers around the world work out solutions to debt issues and pave the way to sustained economic growth.

Long-term investors should also understand that Putnam’s experienced investment team is trained to uncover opportunities in precisely this type of environment, while actively seeking to guard against downside risk. As always, it is wise to rely on the expertise and insights of your financial advisor, someone who can help you maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Bart Geer, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

"Successful investing for me is not the result of one or two large macroeconomic calls, but rather is driven by hundreds of smaller decisions."

Bartlett R. Geer, CFA
Portfolio Manager

Analyzing companies since 1981, through every kind of market.

A two-part search for promising stocks

In strong markets as well as challenging times, Bart Geer has combined the income potential of dividend-paying companies with the growth potential of undervalued stocks.

Dividend-paying companies for income potential

The fund invests in companies that pay dividends — which are excess profits distributed to shareholders. In addition to their income potential, dividends can be a sign that a company's management is confident in the ongoing health of the business.

Dividends have historically represented a significant portion of the total return of S&P 500 companies.

9.6%
S&P 500 Index annual return (1926–2011)
4.1% from dividends
5.5% from capital appreciation

Value stocks for growth potential

Bart seeks growth potential from stocks of large and midsize U.S. companies. He looks for attractively priced stocks that he believes will appreciate as the market recognizes their long-term worth.

The fund's portfolio has a lower price/earnings ratio — meaning its stocks are generally less expensive — than the broader market.

Price/earnings ratio

Putnam Equity Income Fund	12.14x
S&P 500 Index	16.84x

Trailing 12 months as of 5/31/12

2 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Bart, what can you tell us about the investing environment for the six months ended May 31, 2012?

The period was characterized by two distinct markets. In the first half, U.S. stocks staged an impressive rally, rebounding considerably from their 2011 lows. In fact, for the first three months of 2012, major stock market indexes posted their strongest first-quarter gains in over a decade. Also notable in those early months was the strength of cyclical stocks — whose performance is generally tied to the overall economy.

Just after the mid-point of the period, however, the environment changed rather dramatically. Investors began to flee any stocks perceived as risky, including the cyclical stocks that had been recovering so strongly. These stocks declined as investors — nervous about macroeconomic issues such as the eurozone debt crisis and China’s economic slowdown — sought stocks in more defensive sectors. For the final month of the period, the broad stock market suffered a sharp downturn, with major indexes recording their biggest monthly losses in two years.

How did this environment affect the fund’s performance?

The fund was positioned with a focus on more cyclical sectors, which was beneficial in the early part of the period, but dampened returns in the later months. For the period,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

the fund underperformed its benchmark index and its Lipper peer group average, primarily because it did not have enough exposure to areas that performed well, such as the telecommunications, utilities, and retail sectors. Generally, the types of stocks that advanced during these turbulent months did not meet our selection criteria, which includes attractive valuations and the potential to appreciate once the market recognizes their long-term worth. We also underestimated the impact of the eurozone crisis on companies with exposure to European markets.

Within the fund’s portfolio, which strategies or stocks helped performance for the period?

Among the top performers was the stock of Comcast, a provider of entertainment, information, and communications products and services. We believed this stock was attractive because the company has made progress in revitalizing its once-lagging media operation, due in part to its merger with NBC Universal.

The company has delivered solid earnings and continues to generate strong cash flows. I believe Comcast was also helped by investors’ preference during the period for large, domestic companies. Similarly, Wells Fargo, a conservative, U.S.-based, large-capitalization bank holding company, also made a positive contribution to performance as investors grew more risk averse. While this holding was a highlight for the fund, we have approached the financials sector with relative caution, as we believe many companies continue to face a number of regulatory, credit, and legal challenges. At the close of the period, the fund maintained an underweight position in financials relative to its benchmark.

As active fund managers, we have the flexibility to not own a stock that is included in our benchmark index — or to own less of it than the index. During the period, fund performance was helped by our decision to avoid, or maintain underweight positions in, many companies that struggled, including energy

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

giants Chevron and Occidental Petroleum. While we believe both are fundamentally solid companies, we were concerned about Chevron’s aggressive capital spending program, and we believed that Occidental’s stock was too expensive. Our strategy proved beneficial as these stocks underperformed for the period.

Which stocks held back performance?

Not all our decisions in the energy sector were rewarding, as evidenced by our investment in TOTAL, an integrated oil and gas company based in France. The company has struggled with several issues that have unnerved investors, including a natural gas leak at its Elgin platform in the North Sea, and the halting of production by militants in Yemen. As a Europe-based company, TOTAL also felt the effects of overall negative investor sentiment as the eurozone grappled with debt issues. Elsewhere in the energy sector, the fund’s overweight positions in Hess and Marathon Oil held back performance as the companies reported disappointing earnings.

Another detractor for the period was the stock of SanDisk, a developer of flash memory chips used in mobile devices such as tablets and smartphones. SanDisk, as well as many companies in this sector, had aggressive growth expectations and unfortunately grew capacity too fast. During the period, as demand weakened — particularly for mobile phones in the consumer sector — SanDisk shares declined. Finally, performance was hurt by our decision to avoid AT&T and Walt Disney, two stocks that performed well

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/12. Short-term holdings are excluded. Holdings will vary over time.

as investors favored large domestic defensive companies. In our view, neither of these stocks offered attractive valuations, and we chose to allocate assets in areas we believed offered better long-term prospects.

In light of the challenging environment, have you made any adjustments in the fund’s positioning?

I have not made any significant changes to the portfolio’s overall composition. To take advantage of opportunities in the current environment, I have made some slight shifts toward higher-quality and more defensive companies, but I do not want to stray from my disciplined investment approach, which has helped the fund in all types of markets over time.

We continue to seek a combination of growth and income potential for investors, looking for dividend-paying companies as well as attractively priced stocks of companies that we believe are poised for positive change.

Our process isn’t based on the larger macroeconomic factors, but rather on dozens of smaller decisions. In down markets, we look to distinguish company-specific issues from broader market fears, and in rallying markets, we look past the hype to remain focused on individual company fundamentals. In terms of sectors at period-end, the fund had underweight positions, relative to the benchmark, in financials, telecommunication services, and utilities. The fund’s overweight positions included consumer discretionary, health care, and energy.

As the fund enters the second half of its fiscal year, what is your outlook?

The shift in investor sentiment since mid-March has been surprisingly extreme, and patience will be required as we wait for investors to become less preoccupied with macroeconomic worries. Investment styles and disciplines that have worked for the portfolio over time have not worked in the current environment. We have seen abrupt

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

changes in the types of stocks favored by investors, and in recent months, the market has rewarded companies in the most defensive sectors — regardless of their stock prices, fundamental strength, or long-term growth potential.

For the past few years, my view has been that the market will be characterized by higher volatility and lower long-term rates of return than we experienced in the 1980s and 1990s. I believe there is more volatility ahead as we continue to monitor issues such as eurozone debt concerns as well as our own budget deficit challenges in the United States. Despite these headwinds, our outlook for stocks remains reasonably constructive, and we believe, with continued patience and discipline, we can find investment opportunities that will reward investors over time.

Thank you, Bart, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Bartlett R. Geer has an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Dartmouth College. A CFA charterholder, he joined Putnam in 2000 and has been in the investment industry since 1981.

IN THE NEWS

Risk-averse investors around the world are stampeding into government bonds, driving yields to record lows. In the United States, the rate on a 10-year U.S. Treasury note recently dipped to levels not seen since 1945. Several factors have driven the prices of U.S. Treasuries higher and their yields lower, including concerns about a U.S. economic slowdown, Europe’s dire economic situation, and the decelerating economies of China and India. In early June, the 10-year Treasury note yield fell to 1.54%, below the prior low of 1.55%, which was reached just after World War II. At the time, the U.S. government had instituted price controls, and interest rates were kept artificially low to foster financial stability. In several developed economies around the globe, 10-year government bond yields are well below those in the United States.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.52%	9.34%	8.60%	8.60%	8.70%	8.70%	8.87%	8.76%	9.25%	9.63%

10 years	59.85	50.69	48.34	48.34	48.38	48.38	52.04	46.71	55.95	63.87
Annual average	4.80	4.19	4.02	4.02	4.02	4.02	4.28	3.91	4.54	5.06

5 years	–5.16	–10.61	–8.66	–10.22	–8.64	–8.64	–7.49	–10.74	–6.38	–4.01
Annual average	–1.05	–2.22	–1.80	–2.13	–1.79	–1.79	–1.55	–2.25	–1.31	–0.82

3 years	41.15	33.03	38.01	35.01	37.95	37.95	39.05	34.14	40.03	42.08
Annual average	12.17	9.98	11.34	10.52	11.32	11.32	11.62	10.29	11.88	12.42

1 year	–6.29	–11.70	–6.91	–11.51	–6.96	–7.88	–6.70	–9.96	–6.47	–6.04

6 months	2.43	–3.45	2.07	–2.93	2.09	1.09	2.20	–1.39	2.33	2.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 5/31/12

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.20%

10 years	50.17%	59.19
Annual average	4.15	4.67

5 years	–16.71	–4.05
Annual average	–3.59	–0.91

3 years	46.85	47.09
Annual average	13.66	13.68

1 year	–3.88	–2.66

6 months	5.62	3.72

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/12, there were 317, 293, 247, 212, 105, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.177		$0.118	$0.122	$0.139		$0.159	$0.196

Capital gains	—		—	—	—		—	—

Total	$0.177		$0.118	$0.122	$0.139		$0.159	$0.196

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/11	$14.94	$15.85	$14.80	$14.82	$14.80	$15.34	$14.85	$14.94

5/31/12	15.13	16.05	14.99	15.01	14.99	15.53	15.04	15.13

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.77%	1.67%	0.96%	1.01%	1.25%	1.21%	1.54%	2.04%

Current 30-day SEC yield [2]	N/A	1.88	1.23	1.23	N/A	1.43	1.74	2.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.65%	9.46%	8.72%	8.72%	8.83%	8.83%	8.99%	8.88%	9.37%	9.76%

10 years	77.35	67.15	64.50	64.50	64.49	64.49	68.68	62.76	72.94	81.83
Annual average	5.90	5.27	5.10	5.10	5.10	5.10	5.37	4.99	5.63	6.16

5 years	1.58	–4.25	–2.14	–3.81	–2.14	–2.14	–0.95	–4.42	0.31	2.88
Annual average	0.31	–0.86	–0.43	–0.77	–0.43	–0.43	–0.19	–0.90	0.06	0.57

3 years	45.15	36.81	41.92	38.92	41.96	41.96	43.02	38.04	44.01	46.24
Annual average	13.22	11.01	12.38	11.58	12.39	12.39	12.67	11.34	12.93	13.51

1 year	–0.25	–6.00	–0.97	–5.86	–0.98	–1.96	–0.76	–4.23	–0.49	0.07

6 months	6.14	0.01	5.72	0.72	5.73	4.73	5.87	2.16	5.98	6.28

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/11	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Annualized expense ratio for the six-month period
ended 5/31/12	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2011, to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.42	$9.19	$9.20	$7.94	$6.68	$4.15

Ending value (after expenses)	$1,024.30	$1,020.70	$1,020.90	$1,022.00	$1,023.30	$1,025.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2012, use the following calculation method. To find the value of your investment on December 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.40	$9.17	$9.17	$7.92	$6.66	$4.14

Ending value (after expenses)	$1,019.65	$1,015.90	$1,015.90	$1,017.15	$1,018.40	$1,020.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2012, Putnam employees had approximately $326,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 5/31/12 (Unaudited)

COMMON STOCKS (90.8%)*	Shares	Value

Aerospace and defense (3.1%)
Honeywell International, Inc.	116,400	$6,478,824

L-3 Communications Holdings, Inc. S	292,440	19,941,484

Northrop Grumman Corp. S	1,354,790	79,593,913

		106,014,221
Auto components (1.6%)
Autoliv, Inc. (Sweden) S	257,740	14,899,949

TRW Automotive Holdings Corp. †	1,036,280	39,969,320

		54,869,269
Automobiles (1.1%)
Ford Motor Co. S	3,639,840	38,436,710

		38,436,710
Beverages (1.2%)
Coca-Cola Enterprises, Inc.	1,439,600	39,387,456

Dr. Pepper Snapple Group, Inc.	33,600	1,386,336

		40,773,792
Biotechnology (0.1%)
Dendreon Corp. † S	300,700	2,104,900

		2,104,900
Building products (0.2%)
Fortune Brands Home & Security, Inc. †	309,100	6,991,842

		6,991,842
Capital markets (2.7%)
Ameriprise Financial, Inc.	7,200	345,024

Invesco, Ltd.	127,300	2,768,775

State Street Corp.	2,129,380	87,751,750

		90,865,549
Chemicals (2.1%)
Ashland, Inc. S	700,060	44,754,836

Celanese Corp. Ser. A S	129,900	5,171,319

LyondellBasell Industries NV Class A (Netherlands)	528,600	20,858,556

		70,784,711
Commercial banks (3.8%)
Popular, Inc. (Puerto Rico) †	408,380	6,235,963

Wells Fargo & Co.	3,844,140	123,204,687

		129,440,650
Communications equipment (2.1%)
Cisco Systems, Inc.	4,448,050	72,636,657

		72,636,657
Computers and peripherals (1.3%)
Hewlett-Packard Co. S	521,000	11,816,280

SanDisk Corp. †	1,002,190	32,771,613

		44,587,893
Consumer finance (1.3%)
Capital One Financial Corp.	850,600	43,695,322

Discover Financial Services	42,600	1,410,486

		45,105,808
Diversified financial services (2.2%)
JPMorgan Chase & Co.	2,240,900	74,285,835

		74,285,835
Diversified telecommunication services (0.9%)
Verizon Communications, Inc. S	728,670	30,341,819

		30,341,819

COMMON STOCKS (90.8%)* cont.	Shares	Value

Electric utilities (1.1%)
Entergy Corp.	107,400	$6,930,522

Exelon Corp.	44,400	1,641,912

NV Energy, Inc.	1,769,430	30,611,139

		39,183,573
Food and staples retail (1.7%)
CVS Caremark Corp.	1,325,200	59,554,488

		59,554,488
Food products (0.4%)
Bunge, Ltd. S	227,200	13,518,400

		13,518,400
Health-care equipment and supplies (4.5%)
Baxter International, Inc.	1,354,200	68,549,604

Covidien PLC (Ireland)	568,525	29,438,225

St. Jude Medical, Inc.	1,021,000	39,226,820

Stryker Corp. S	306,600	15,774,570

		152,989,219
Health-care providers and services (3.2%)
Aetna, Inc.	1,054,710	43,127,092

CIGNA Corp.	1,351,600	59,348,756

Humana, Inc.	13,600	1,038,904

Lincare Holdings, Inc.	268,480	6,156,246

		109,670,998
Household durables (0.9%)
Jarden Corp.	690,160	28,055,004

Newell Rubbermaid, Inc.	95,500	1,757,200

		29,812,204
Household products (2.3%)
Energizer Holdings, Inc. † S	330,430	24,091,651

Kimberly-Clark Corp. S	681,670	54,090,515

		78,182,166
Independent power producers and energy traders (1.6%)
AES Corp. (The) †	4,374,970	52,893,387

		52,893,387
Industrial conglomerates (1.5%)
General Electric Co. S	323,900	6,183,251

Tyco International, Ltd.	872,330	46,373,063

		52,556,314
Insurance (8.1%)
Aflac, Inc.	386,830	15,504,146

Aon PLC (United Kingdom)	206,000	9,579,000

Berkshire Hathaway, Inc. Class B †	130,900	10,388,224

Everest Re Group, Ltd.	154,260	15,753,031

MetLife, Inc. S	2,111,370	61,673,118

PartnerRe, Ltd.	509,550	36,111,809

Prudential Financial, Inc.	306,960	14,258,292

Validus Holdings, Ltd.	2,128,790	66,801,430

Willis Group Holdings PLC (United Kingdom)	385,400	13,593,058

XL Group PLC	1,574,911	32,159,683

		275,821,791
IT Services (0.4%)
Western Union Co. (The)	758,600	12,441,040

		12,441,040

COMMON STOCKS (90.8%)* cont.	Shares	Value

Leisure equipment and products (1.9%)
Hasbro, Inc. S	1,481,000	$52,457,020

Mattel, Inc. S	371,910	11,577,558

		64,034,578
Life sciences tools and services (0.9%)
Thermo Fisher Scientific, Inc.	590,100	29,788,248

		29,788,248
Machinery (1.1%)
Eaton Corp. S	173,030	7,381,460

Stanley Black & Decker, Inc. S	170,300	11,282,375

Timken Co.	386,200	18,421,740

		37,085,575
Media (8.1%)
Comcast Corp. Special Class A	3,200,250	91,911,180

Interpublic Group of Companies, Inc. (The)	8,553,970	88,875,748

McGraw-Hill Cos., Inc. (The)	508,470	22,057,429

Time Warner, Inc. S	2,066,890	71,245,698

		274,090,055
Metals and mining (0.1%)
Steel Dynamics, Inc.	194,000	2,044,760

		2,044,760
Multiline retail (—%)
Kohl’s Corp.	14,800	678,136

		678,136
Multi-utilities (0.3%)
Ameren Corp.	323,824	10,462,753

		10,462,753
Office electronics (1.2%)
Xerox Corp.	5,473,660	39,519,825

		39,519,825
Oil, gas, and consumable fuels (11.6%)
Exxon Mobil Corp.	291,700	22,936,371

Hess Corp.	781,300	34,142,810

Marathon Oil Corp.	3,085,700	76,864,787

Marathon Petroleum Corp.	2,175,700	78,477,499

Occidental Petroleum Corp.	42,500	3,368,975

Royal Dutch Shell PLC ADR (United Kingdom)	1,403,810	87,288,906

Total SA (France)	1,155,136	49,980,709

Valero Energy Corp.	1,908,100	40,260,910

		393,320,967
Paper and forest products (1.3%)
International Paper Co.	1,485,710	43,382,732

		43,382,732
Personal products (0.7%)
Avon Products, Inc.	1,474,310	24,399,831

		24,399,831
Pharmaceuticals (6.5%)
GlaxoSmithKline PLC ADR (United Kingdom) S	122,100	5,385,831

Johnson & Johnson	679,570	42,425,555

Merck & Co., Inc.	1,093,900	41,108,762

Pfizer, Inc.	6,125,010	133,953,969

		222,874,117
Professional services (1.7%)
Dun & Bradstreet Corp. (The) S	847,560	57,269,629

		57,269,629

COMMON STOCKS (90.8%)* cont.	Shares	Value

Real estate investment trusts (REITs) (2.2%)
American Capital Agency Corp.	467,100	$15,260,157

Chimera Investment Corp.	4,346,640	12,170,592

Hatteras Financial Corp.	383,900	10,960,345

MFA Financial, Inc.	4,883,805	37,214,594

		75,605,688
Semiconductors and semiconductor equipment (0.4%)
Advanced Micro Devices, Inc. † S	1,875,800	11,404,864

Applied Materials, Inc.	164,700	1,701,351

Intel Corp.	26,200	677,008

		13,783,223
Software (0.6%)
CA, Inc.	13,700	340,719

Microsoft Corp.	366,100	10,686,459

Oracle Corp.	341,300	9,034,211

		20,061,389
Specialty retail (0.4%)
Staples, Inc. S	976,200	12,827,268

		12,827,268
Tobacco (0.5%)
Philip Morris International, Inc.	200,950	16,982,285

		16,982,285
Wireless telecommunication services (1.9%)
Vodafone Group PLC ADR (United Kingdom)	2,355,300	63,098,485

		63,098,485
Total common stocks (cost $2,970,625,286)		$3,085,172,780

CONVERTIBLE PREFERRED STOCKS (5.2%)*	Shares	Value

Diversified financial services (2.0%)
Citigroup, Inc. $7.50 cv. pfd.	814,075	$68,382,300

		68,382,300
Electric utilities (1.7%)
PPL Corp. $4.375 cv. pfd.	1,090,062	57,064,746

		57,064,746
Road and rail (0.9%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	3,145,945	32,139,603

		32,139,603
IT Services (0.6%)
Unisys Corp. Ser. A, 6.25% cv. pfd.	391,215	19,932,404

		19,932,404
Total convertible preferred stocks (cost $205,742,588)		$177,519,053

CONVERTIBLE BONDS AND NOTES (0.8%)*	Principal amount	Value

MGIC Investment Corp. cv. sr. notes 5s, 2017	$18,271,000	$11,533,569

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	6,471,000	14,349,442

Total convertible bonds and notes (cost $28,334,388)		$25,883,011

INVESTMENT COMPANIES (0.4%)*	Shares	Value

Ares Capital Corp.	844,390	$12,741,845

Total investment companies (cost $13,045,651)		$12,741,845

SHORT-TERM INVESTMENTS (9.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	258,073,585	$258,073,585

Putnam Money Market Liquidity Fund 0.12% [e]	48,948,343	48,948,343

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, July 13, 2012	$16,316,000	16,312,574

Total short-term investments (cost $323,334,502)		$323,334,502

TOTAL INVESTMENTS

Total investments (cost $3,541,082,415)		$3,624,651,191

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2011 through May 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,398,035,367.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$474,748,220	$—	$—

Consumer staples	233,410,962	—	—

Energy	343,340,258	49,980,709	—

Financials	691,125,321	—	—

Health care	517,427,482	—	—

Industrials	259,917,581	—	—

Information technology	203,030,027	—	—

Materials	116,212,203	—	—

Telecommunication services	93,440,304	—	—

Utilities	102,539,713	—	—

Total common stocks	3,035,192,071	49,980,709	—

Convertible bonds and notes	—	25,883,011	—

Convertible preferred stocks	—	177,519,053	—

Investment Companies	12,741,845	—	—

Short-term investments	48,948,343	274,386,159	—

Totals by level	$3,096,882,259	$527,768,932	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/12 (Unaudited)

ASSETS

Investment in securities, at value, including $251,722,107 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,234,060,487)	$3,317,629,263
Affiliated issuers (identified cost $307,021,928) (Notes 1 and 5)	307,021,928

Foreign currency (cost $37) (Note 1)	40

Dividends, interest and other receivables	10,493,524

Receivable for shares of the fund sold	4,575,374

Receivable for investments sold	52,967,851

Total assets	3,692,687,980

LIABILITIES

Payable for investments purchased	25,512,779

Payable for shares of the fund repurchased	5,866,754

Payable for compensation of Manager (Note 2)	1,442,788

Payable for investor servicing fees (Note 2)	1,605,930

Payable for custodian fees (Note 2)	22,420

Payable for Trustee compensation and expenses (Note 2)	558,703

Payable for administrative services (Note 2)	15,913

Payable for distribution fees (Note 2)	1,290,001

Collateral on securities loaned, at value (Note 1)	258,073,585

Other accrued expenses	263,740

Total liabilities	294,652,613

Net assets	$3,398,035,367

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,639,303,931

Undistributed net investment income (Note 1)	37,250,414

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(362,112,054)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	83,593,076

Total — Representing net assets applicable to capital shares outstanding	$3,398,035,367

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,345,554,351 divided by 155,033,320 shares)	$15.13

Offering price per class A share (100/94.25 of $15.13)*	$16.05

Net asset value and offering price per class B share ($84,914,895 divided by 5,666,005 shares)**	$14.99

Net asset value and offering price per class C share ($117,733,768 divided by 7,846,131 shares)**	$15.01

Net asset value and redemption price per class M share ($30,788,329 divided by 2,054,562 shares)	$14.99

Offering price per class M share (100/96.50 of $14.99)*	$15.53

Net asset value, offering price and redemption price per class R share
($67,608,175 divided by 4,495,290 shares)	$15.04

Net asset value, offering price and redemption price per class Y share
($751,435,849 divided by 49,656,623 shares)	$15.13

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $991,671)	$50,375,617

Interest (including interest income of $18,396 from investments in affiliated issuers) (Note 5)	18,396

Securities lending (Note 1)	721,654

Total investment income	51,115,667

EXPENSES

Compensation of Manager (Note 2)	8,521,399

Investor servicing fees (Note 2)	5,249,695

Custodian fees (Note 2)	25,997

Trustee compensation and expenses (Note 2)	152,894

Administrative services (Note 2)	63,793

Distribution fees — Class A (Note 2)	3,081,914

Distribution fees — Class B (Note 2)	475,990

Distribution fees — Class C (Note 2)	604,320

Distribution fees — Class M (Note 2)	125,529

Distribution fees — Class R (Note 2)	172,911

Other	420,380

Total expenses	18,894,822

Expense reduction (Note 2)	(168,098)

Net expenses	18,726,724

Net investment income	32,388,943

Net realized gain on investments (Notes 1 and 3)	125,701,267

Net realized loss on foreign currency transactions (Note 1)	(27,103)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	24,300

Net unrealized depreciation of investments during the period	(82,584,810)

Net gain on investments	43,113,654

Net increase in net assets resulting from operations	$75,502,597

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/12*	Year ended 11/30/11

Operations:
Net investment income	$32,388,943	$62,163,239

Net realized gain on investments
and foreign currency transactions	125,674,164	415,599,817

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(82,560,510)	(227,709,151)

Net increase in net assets resulting from operations	75,502,597	250,053,905

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(27,323,556)	(43,003,217)

Class B	(730,622)	(1,134,861)

Class C	(919,153)	(1,046,654)

Class M	(296,002)	(425,143)

Class R	(678,141)	(782,728)

Class Y	(8,664,976)	(8,451,791)

Increase in capital from settlement payments (Note 7)	—	657,365

Increase (decrease) from capital share transactions (Note 4)	158,571,323	(83,400,078)

Total increase in net assets	195,461,470	112,466,798

NET ASSETS

Beginning of period	3,202,573,897	3,090,107,099

End of period (including undistributed net investment
income of $37,250,414 and $43,473,921, respectively)	$3,398,035,367	$3,202,573,897

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
May 31, 2012**	$14.94	.15	.22	.37	(.18)	—	(.18)	—	—	$15.13	2.43*	$2,345,554	.54*	.92*	32*
November 30, 2011	14.09	.29	.82	1.11	(.26)	—	(.26)	—	— [d,e]	14.94	7.91	2,308,957	1.07	1.92	71
November 30, 2010	13.47	.21	.63	.84	(.22)	—	(.22)	— [e]	—	14.09	6.33	2,456,538	1.12	1.53	66
November 30, 2009	10.59	.24	2.87	3.11	(.23)	—	(.23)	— [e]	—	13.47	29.85	2,318,615	1.21 [f]	2.09 [f]	102
November 30, 2008	16.27	.30	(5.69)	(5.39)	(.28)	(.01)	(.29)	— [e]	—	10.59	(33.60)	1,729,477	1.04 [f]	2.09 [f]	69
November 30, 2007	17.35	.30	.55	.85	(.30)	(1.63)	(1.93)	— [e]	—	16.27	5.39	2,796,331	.98 [f]	1.64 [f]	73

Class B
May 31, 2012**	$14.80	.09	.22	.31	(.12)	—	(.12)	—	—	$14.99	2.07*	$84,915	.91*	.55*	32*
November 30, 2011	13.95	.17	.82	.99	(.14)	—	(.14)	—	— [d,e]	14.80	7.13	94,660	1.82	1.14	71
November 30, 2010	13.34	.10	.63	.73	(.12)	—	(.12)	— [e]	—	13.95	5.48	129,145	1.87	.76	66
November 30, 2009	10.48	.15	2.85	3.00	(.14)	—	(.14)	— [e]	—	13.34	28.96	183,148	1.96 [f]	1.35 [f]	102
November 30, 2008	16.09	.19	(5.63)	(5.44)	(.16)	(.01)	(.17)	— [e]	—	10.48	(34.11)	163,856	1.79 [f]	1.30 [f]	69
November 30, 2007	17.18	.16	.54	.70	(.16)	(1.63)	(1.79)	— [e]	—	16.09	4.55	434,031	1.73 [f]	.88 [f]	73

Class C
May 31, 2012**	$14.82	.09	.22	.31	(.12)	—	(.12)	—	—	$15.01	2.09*	$117,734	.91*	.55*	32*
November 30, 2011	13.98	.18	.81	.99	(.15)	—	(.15)	—	— [d,e]	14.82	7.11	109,414	1.82	1.20	71
November 30, 2010	13.38	.11	.62	.73	(.13)	—	(.13)	— [e]	—	13.98	5.45	87,165	1.87	.78	66
November 30, 2009	10.51	.15	2.87	3.02	(.15)	—	(.15)	— [e]	—	13.38	29.03	74,761	1.96 [f]	1.34 [f]	102
November 30, 2008	16.15	.19	(5.66)	(5.47)	(.16)	(.01)	(.17)	— [e]	—	10.51	(34.15)	45,378	1.79 [f]	1.32 [f]	69
November 30, 2007	17.24	.16	.55	.71	(.17)	(1.63)	(1.80)	— [e]	—	16.15	4.58	92,850	1.73 [f]	.88 [f]	73

Class M
May 31, 2012**	$14.80	.11	.22	.33	(.14)	—	(.14)	—	—	$14.99	2.20*	$30,788	.79*	.67*	32*
November 30, 2011	13.96	.22	.81	1.03	(.19)	—	(.19)	—	— [d,e]	14.80	7.36	31,868	1.57	1.42	71
November 30, 2010	13.35	.14	.63	.77	(.16)	—	(.16)	— [e]	—	13.96	5.77	32,614	1.62	1.02	66
November 30, 2009	10.49	.18	2.85	3.03	(.17)	—	(.17)	— [e]	—	13.35	29.30	32,972	1.71 [f]	1.59 [f]	102
November 30, 2008	16.12	.22	(5.64)	(5.42)	(.20)	(.01)	(.21)	— [e]	—	10.49	(33.96)	24,102	1.54 [f]	1.57 [f]	69
November 30, 2007	17.21	.21	.54	.75	(.21)	(1.63)	(1.84)	— [e]	—	16.12	4.85	53,415	1.48 [f]	1.14 [f]	73

Class R
May 31, 2012**	$14.85	.13	.22	.35	(.16)	—	(.16)	—	—	$15.04	2.33*	$67,608	.66*	.80*	32*
November 30, 2011	14.01	.26	.81	1.07	(.23)	—	(.23)	—	— [d,e]	14.85	7.63	62,193	1.32	1.73	71
November 30, 2010	13.41	.18	.62	.80	(.20)	—	(.20)	— [e]	—	14.01	5.98	41,246	1.37	1.31	66
November 30, 2009	10.54	.21	2.87	3.08	(.21)	—	(.21)	— [e]	—	13.41	29.61	16,767	1.46 [f]	1.84 [f]	102
November 30, 2008	16.20	.27	(5.67)	(5.40)	(.25)	(.01)	(.26)	— [e]	—	10.54	(33.79)	7,136	1.29 [f]	1.89 [f]	69
November 30, 2007	17.29	.25	.56	.81	(.27)	(1.63)	(1.90)	— [e]	—	16.20	5.13	7,492	1.23 [f]	1.39 [f]	73

Class Y
May 31, 2012**	$14.94	.17	.22	.39	(.20)	—	(.20)	—	—	$15.13	2.55*	$751,436	.41*	1.05*	32*
November 30, 2011	14.09	.34	.81	1.15	(.30)	—	(.30)	—	— [d,e]	14.94	8.19	595,481.82		2.26	71
November 30, 2010	13.48	.24	.63	.87	(.26)	—	(.26)	— [e]	—	14.09	6.52	343,399.87		1.76	66
November 30, 2009	10.59	.27	2.88	3.15	(.26)	—	(.26)	— [e]	—	13.48	30.28	364,522	.96 [f]	2.33 [f]	102
November 30, 2008	16.27	.34	(5.69)	(5.35)	(.32)	(.01)	(.33)	— [e]	—	10.59	(33.43)	170,229	.79 [f]	2.34 [f]	69
November 30, 2007	17.36	.34	.55	.89	(.35)	(1.63)	(1.98)	— [e]	—	16.27	5.58	326,482	.73 [f]	1.88 [f]	73

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

e Amount represent less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2009	0.02%

November 30, 2008	<0.01

November 30, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from December 1, 2011 through May 31, 2012.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors. Effective July 2, 2012, the fund began offering class R5 and class R6 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $251,722,107 and the fund received cash collateral of $258,073,585.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other

Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to July 2, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2011, the fund had a capital loss carryover of $483,061,236 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration
$125,011,155	$—	$125,011,155	November 30, 2016

358,050,081	—	358,050,081	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $3,545,807,397, resulting in gross unrealized appreciation and depreciation of $334,821,289 and $255,977,495, respectively, or net unrealized appreciation of $78,843,794.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective July 2, 2012, class R5 shares will pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Effective July 2, 2012, class R6 shares will pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,974 under the expense offset arrangements and by $166,124 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,861, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $153,582 and $1,655 from the sale of class A and class M shares, respectively, and received $31,959 and $2,970 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $14 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,209,655,102 and $1,108,070,709, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/12		Year ended 11/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	15,552,729	$247,459,622	32,563,871	$495,891,520

Shares issued in connection with
reinvestment of distributions	1,625,605	25,247,731	2,666,925	40,003,503

	17,178,334	272,707,353	35,230,796	535,895,023

Redemption in kind	—	—	(15,798,288)	(246,295,304)

Shares repurchased	(16,743,055)	(265,735,449)	(39,194,307)	(598,078,392)

Net increase (decrease)	435,279	$6,971,904	(19,761,799)	$(308,478,673)

	Six months ended 5/31/12		Year ended 11/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	498,323	$7,903,431	912,325	$13,938,737

Shares issued in connection with
reinvestment of distributions	44,822	683,841	71,250	1,059,312

	543,145	8,587,272	983,575	14,998,049

Shares repurchased	(1,274,936)	(20,198,875)	(3,844,130)	(58,757,863)

Net decrease	(731,791)	$(11,611,603)	(2,860,555)	$(43,759,814)

	Six months ended 5/31/12		Year ended 11/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,069,105	$16,874,547	2,370,375	$35,998,691

Shares issued in connection with
reinvestment of distributions	46,860	718,006	55,350	820,100

	1,115,965	17,592,553	2,425,725	36,818,791

Shares repurchased	(653,826)	(10,346,730)	(1,275,565)	(19,220,775)

Net increase	462,139	$7,245,823	1,150,160	$17,598,016

	Six months ended 5/31/12		Year ended 11/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	97,952	$1,547,010	288,060	$4,406,677

Shares issued in connection with
reinvestment of distributions	18,706	286,439	27,465	407,687

	116,658	1,833,449	315,525	4,814,364

Shares repurchased	(216,051)	(3,429,486)	(498,109)	(7,511,078)

Net decrease	(99,393)	$(1,596,037)	(182,584)	$(2,696,714)

	Six months ended 5/31/12		Year ended 11/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	949,992	$15,112,846	1,964,043	$29,781,643

Shares issued in connection with
reinvestment of distributions	40,938	632,383	50,388	746,443

	990,930	15,745,229	2,014,431	30,528,086

Shares repurchased	(684,016)	(10,640,791)	(769,585)	(11,676,187)

Net increase	306,914	$5,104,438	1,244,846	$18,851,899

	Six months ended 5/31/12		Year ended 11/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,955,457	$219,006,604	22,916,906	$347,560,617

Shares issued in connection with
reinvestment of distributions	532,149	8,296,944	518,708	7,739,969

	14,487,606	227,303,548	23,435,614	355,300,586

Shares repurchased	(4,695,411)	(74,846,750)	(7,941,015)	(120,215,378)

Net increase	9,792,195	$152,456,798	15,494,599	$235,085,208

Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $18,396 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $406,353,489 and $379,464,568, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $639,361 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $18,004 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk, and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive Officer,
	and Compliance Liaison	Michael Higgins
Custodian		Vice President and Treasurer
State Street Bank	Steven D. Krichmar
and Trust Company	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Assistant Clerk,
Legal Counsel		Assistant Treasurer, and
Ropes & Gray LLP	Janet C. Smith	Proxy Manager
Vice President, Assistant
Trustees	Treasurer, and Principal	Susan G. Malloy
Jameson A. Baxter, Chair	Accounting Officer	Vice President and
Ravi Akhoury		Assistant Treasurer
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA020
275005 7/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 27, 2012